UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report: October 20, 2005 (Date of earliest event reported):
VISUAL NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-23699	52-1837515

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2092 Gaither Road
Rockville, Maryland 20850
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (301) 296-2300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement.
     On October 20, 2005, Visual Networks, Inc. (“Visual Networks”) and MCI WorldCom Network Services, Inc. (“MCI”) entered into Amendment No. 5 (“Amendment No. 5”) to the parties’ Reseller/Integration Agreement dated as of August 29, 1997, as amended (the “Agreement”). Amendment No. 5 (i) amends Amendment No. 4 (“Amendment No. 4”) to the Agreement to provide that Amendment No. 4 shall continue in full force and effect indefinitely until terminated by either party upon 30 days prior written notice, and (ii) amends the Agreement to modify the list of authorized MCI affiliates that may purchase Visual Networks’ products and services under the Agreement.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
VISUAL NETWORKS, INC.
By: /s/ Donald E. Clarke
Donald E. Clarke
Executive Vice President and
Chief Financial Officer
Dated: October 25, 2005